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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 16, 2003

                            STERLING BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


            TEXAS                       0-20750                  74-2175590
(State or other jurisdiction    (Commission file number)       (IRS employer
      of incorporation)                                      identification no.)


                         2550 NORTH LOOP WEST, SUITE 600
                              HOUSTON, TEXAS 77092
              (Address Of Principal Executive Office and Zip Code)

                                 (713) 466-8300
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

            On January 16, 2003, Sterling Bancshares, Inc. ("Sterling Bancshares") issued a press release announcing its earnings for the fourth quarter and year ended December 31, 2002. A copy of Sterling Bancshares' press release is attached hereto as Exhibit 99.1. The press release is incorporated by reference into this Item 5 and the foregoing description of the press release is qualified in its entirety by reference to this exhibit.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit
Number          Description of Exhibit
-------         ----------------------
  99.1          Press Release dated January 16, 2003.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: January 16, 2003.                STERLING BANCSHARES, INC.


                                        By: /s/ EUGENE S. PUTNAM, JR.
                                           -------------------------------------
                                            Eugene S. Putnam, Jr.
                                            Executive Vice President and
                                            Chief Financial Officer



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                                  EXHIBIT INDEX

 Exhibit
 Number         Description
 -------        ------------
   99.1         Press Release dated January 16, 2003.